FORMFACTOR, INC. AS AMENDED AND RESTATED 2012 EQUITY INCENTIVE PLAN (Effective May 15, 2026) SECTION 1. ESTABLISHMENT AND PURPOSE. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Participants to focus on critical long-range objectives, (b) encouraging the attraction and retention of individuals with exceptional qualifications and (c) linking Participants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or Stock Appreciation Rights. Subject to approval by the Company’s stockholders, this Plan supersedes the plan in effect prior to the Restatement Effective Date. SECTION 2. DEFINITIONS. “Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one of more Subsidiaries own not less than fifty percent (50%) of such entity. “Award” shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan. “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time. “Cause” shall mean (a) the commission of an act of theft, embezzlement, fraud, dishonesty, (b) a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company or (c) a failure to materially perform the customary duties of employee’s employment. “Certification Date” means the date that the Committee makes its written certification of a Final Award. “Code” shall mean the Internal Revenue Code of 1986, as amended. “Committee” shall mean a committee of one or more members of the Board of Directors appointed by the Board of Directors (or, as the context permits, a subcommittee of one or more members of the Board appointed by the Committee) to administer the Plan in accordance with the provisions hereof. “Company” shall mean FormFactor, Inc., a Delaware corporation, and its Subsidiaries. “Consultant” shall mean a consultant or advisor who provides bona fide services to the Company or an Affiliate as an independent contractor. “Eligible Participant” shall mean (i) any individual who is a common-law employee of the Company or an Affiliate; (ii) a member of the Board of Directors; (iii) a member of the board of directors of a Subsidiary or an Affiliate; or (iv) a Consultant. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended. “Executive Officer” shall mean an officer as defined in Rule 16a-1(f) under the Exchange Act, or any successor provision. “Exercise Price” shall mean, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Award. “Exercise Price,” in the case of a SAR, shall mean an Exhibit 10.01 amount, as specified in the applicable SAR Award, which is subtracted from the Fair Market Value of a Share in determining the amount payable upon exercise of such SAR. “Fair Market Value” shall mean the closing price on the Nasdaq Stock Market on the date the value is to be determined as reported at www.nasdaq.com. If there are no trades on such date, the closing price on the next business day upon which trades occurred shall be the Fair Market Value. “ISO” shall mean an employee incentive stock option described in Code Section 422. “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO. “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares. “Outside Director” shall mean a member of the Board of Directors who is not a common-law employee of the Company. “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. “Participant” shall mean an individual or estate who holds an Award. “Performance Condition” shall mean a performance condition established with respect to an Award in accordance with the provisions hereof. “Performance Goal” shall mean one or more objective measurable performance factors as determined by the Committee with respect to each Performance Period based upon one or more factors and any objectively verifiable adjustment(s) thereto permitted and preestablished by the Committee in accordance with Code Section 162(m): (i) operating income; (ii) net income; (iii) economic value added; (iv) earnings; (v) earnings before income taxes and amortization and/or earnings before income taxes and amortization growth; (vi) cash flow; (vii) sales or revenue; (viii) expenses; (ix) profit margin; (x) working capital; (xi) return on equity or assets; (xii) earnings per share; (xiii) stock price; (xiv) total shareholder return or total shareholder return growth; (xv) price/earnings ratio; (xvi) debt or debt-to-equity; (xvii) writeoffs; (xviii) cash; (xix) assets; and/or (xx) liquidity, each with respect to the Company and/or one or more of its operating units. Awards to Participants who are not subject to the limitations of Code Section 162(m) may be determined without regard to Performance Goals and may involve Committee discretion. “Performance Period” shall mean the period of service to which the Performance Condition relates. “Plan” shall mean this Equity Incentive Plan of FormFactor, Inc., as amended from time to time. “Prior Plans” shall mean the Company’s 1996 Stock Option Plan, Incentive Option Plan and Management Incentive Option Plan. “Restatement Effective Date” shall mean May 15, 2026. “Restricted Share” shall mean a Share awarded under the Plan. “Restricted Share Award” shall mean the agreement between the Company and the recipient of a Restricted Share, or the notice to the recipient, which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

“SAR” shall mean a stock appreciation right granted under the Plan. “SAR Award” shall mean the agreement between the Company and a Participant, or the notice to the Participant, which contains the terms, conditions and restrictions pertaining to his or her SAR. “Securities Act” shall mean the Securities Act of 1933, as amended. “Service” shall mean service as an Eligible Participant. “Share” shall mean one share of Stock, as adjusted in accordance with the adjustment provisions of the Plan (if applicable). “Stock” shall mean the Common Stock of the Company. “Stock Option Award” shall mean the agreement between the Company and a Participant, or the notice to the Participant, which contains the terms, conditions and restrictions pertaining to his or her Option. “Stock Unit” shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan. “Stock Unit Award” shall mean the agreement between the Company and the recipient of a Stock Unit, or the notice to the recipient, which contains the terms, conditions and restrictions pertaining to such Stock Unit. “Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than fifty percent (50%) of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date. “Total and Permanent Disability” shall mean a (i) a physical or mental condition which, in the judgment of the Committee based on competent medical evidence satisfactory to the Committee (including, if required by the Committee, medical evidence obtained by an examination conducted by a physician selected by the Committee), renders the Participant unable to engage in any substantial gainful activity for the Company and which condition is likely to result in death or to be of long, continued and indefinite duration, or (ii) a judicial declaration of incompetence. SECTION 3. ADMINISTRATION. (a) Committee Procedures. One or more Committees appointed by the Board of Directors shall administer the Plan. The Board of Directors shall designate one of the members of the Committee as chairperson. Unless the Board of Directors provides otherwise, the Compensation Committee shall be the Committee. The Board of Directors may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee. The Committee shall have membership composition which enables (i) Awards to qualify for exemption under Rule 16b-3 with respect to persons who are subject to Section 16 of the Exchange Act and (ii) Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code to so qualify. The Compensation Committee may also appoint one or more separate subcommittees composed of one or more directors of the Company who need not qualify under either Rule 16b-3 or Section 162(m) of the Code, who may administer the Plan with respect to persons who are not subject to Section 16 of the Exchange Act and/or Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code. (b) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(i) To interpret the Plan and to apply its provisions; (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan; (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (iv) To determine when Awards are to be granted under the Plan; (v) To select the Eligible Participants who are to receive Awards under the Plan; (vi) To determine the number of Shares to be made subject to each Award; (vii) To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price, the vesting of the Award (including accelerating the vesting of Awards) and to specify the provisions of the agreement relating to such Award; (viii) To amend any outstanding Restricted Share Award, Stock Option Award, SAR Award or Stock Unit Award subject to applicable legal restrictions and to the consent of the Participant who entered into such agreement; (ix) To prescribe the consideration for the grant of each Award under the Plan and to determine the sufficiency of such consideration; (x) To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business; (xi) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Restricted Share Award, Stock Option Award, SAR Award, or Stock Unit Award; (xii) To take any other actions deemed necessary or advisable for the administration of the Plan; (xiii) To determine, at the time of granting an Award or thereafter, that such Award shall vest as to all or part of the Shares subject to such Award in the event of a corporate transaction. (xiv) To accelerate the vesting, or extend the post-termination exercise term, of Awards at any time and under such terms and conditions as it deems appropriate. In addition, without amending the Plan, the Committee may grant awards under the Plan to eligible employees or consultants who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries in which the Company operates or has employees. Subject to the requirements of applicable law, the Board of Directors may authorize one or more officers of the Company to grant Awards and the Committee may designate persons other than members of the Committee to carry out its responsibilities, and the Committee may prescribe such conditions and limitations as it may deem appropriate, except that the Board of Directors or the Committee may not delegate its authority with regard to Awards to persons subject to Section

16 of the Exchange Act or Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants, and all persons deriving their rights from a Participant. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan or any Award. Except arising from any action taken, or failure to act, in bad faith, each member of the Committee, or of the Board of Directors, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any agreement under the Plan, and (ii) from any and all amounts paid by him or her, with the Company’s prior approval, in settlement thereof or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall have given the Company a reasonable opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless. SECTION 4. ELIGIBILITY. (a) General Rule. Only Eligible Participants may be granted Restricted Shares, Stock Units, NSOs or SARs. In addition, only individuals who are employed as common-law employees by the Company may be granted ISOs. (b) Limitation on Awards. In any fiscal year of the Company, no individual shall receive Options, SARs, Restricted Shares and/or Stock Units covering in excess of 2,000,000 Shares in the aggregate; provided, however, that Outside Directors may only receive Awards covering Shares worth up to $750,000 in the aggregate per Outside Director in any fiscal year of the Company. For purposes of determining limitations on Awards pursuant to this Section 4(b), the value of the Shares subject to each such Award shall be calculated by multiplying the number of Shares subject to such Award by the average closing price of a share of Stock on the Nasdaq Stock Market during the 30 calendar days preceding the date of such Award. The limitations under this Subsection shall be subject to adjustment pursuant to the adjustment provisions of the Plan. (c) Director Fees. Each Outside Director may elect to receive Restricted Shares or Stock Units under the Plan in lieu of payment of a portion of his or her regular annual retainer based on the Fair Market Value of the Shares on the date any regular annual retainer would otherwise be paid. For purposes of the Plan, an Outside Director’s regular annual retainer shall include any additional retainer paid in connection with service on any committee of the Board or paid for any other reason. Such an election may be for any dollar or percentage amount equal to at least 25% of the Outside Director’s regular annual retainer (up to a limit of 100% of the Outside Director’s regular annual retainer). The election must be made prior to the beginning of the annual board of directors cycle which shall be any twelve-month continuous period designated by the Board. Any amount of the regular annual retainer not elected to be received as a Restricted Stock Award or Restrict Stock Unit shall be payable in cash in accordance with the Company’s standard payment procedures. SECTION 5. STOCK SUBJECT TO PLAN. (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The maximum aggregate number of Options, SARs, Stock Units and Restricted Shares awarded under the Plan from April 18, 2012 shall not exceed 34,600,000 Shares, less all Shares granted between February 28, 2012 and April 18, 2012. After May 27, 2022, Shares issued as Restricted Shares, pursuant to Stock Units or pursuant to the settlement of dividend equivalents will continue to count against the shares available for issuance under the Plan as 1.7 Shares for every 1 Share issued in connection with the Award or dividend equivalent. This limit shall be subject to the provisions of the next Subsection and shall be subject to adjustment pursuant to the adjustment provisions of the Plan. No fractional Shares shall be issued under the Plan. (b) Additional Shares. If Awards are forfeited or are terminated for any other reason before being exercised or settled, then the Shares underlying the Awards, plus the number of additional Shares, if any, that counted against shares available for issuance under the Plan in respect thereof at the time of grant, shall again become available for Awards under the Plan. In addition, any authorized shares not issued pursuant to outstanding grants under the Prior Plans that are forfeited or are terminated for any other reason before being exercised will again be available for grant and issuance under this Plan. If Stock Units are settled, then such Stock Units shall be counted in full against the number of Shares available for Awards under the Plan, regardless of the number of Shares (if any) actually issued in settlement of such Stock Units. If SARs are exercised, then such SARs shall be counted in full against the number of Shares available for Awards under the Plan, regardless of the number of Shares (if any) actually issued in settlement of such SARs. For the avoidance of doubt, (i) if Shares are tendered or otherwise used in payment of the Exercise Price of an Option, the total number of Shares covered by the Option being exercised shall reduce the aggregate plan limit described above; (ii) Shares withheld by the Company to satisfy tax withholding obligations shall count against the aggregate plan limit described above; (iii) the number of Shares covered by a SAR, to the extent that it is exercised and settled in Shares, and whether or not Shares are actually issued and distributed to the Participant upon exercise of the SAR, shall be considered issued or transferred pursuant to the Plan; and (iv) in the event that the Company repurchases Shares with Option proceeds, those Shares will not be added to the aggregate plan limit described above. (c) Dividend Equivalents. Any dividend equivalents paid or credited under the Plan shall be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units. SECTION 6. RESTRICTED SHARES. (a) Restricted Share Award. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Share Award between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Share Awards entered into under the Plan need not be identical. (b) Payment for Awards. Subject to the following sentence and applicable law, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents, or past services rendered to the Company, as the Committee may determine. To the extent an Award of Restricted Shares consists solely of treasury shares, the Award may be made without consideration furnished by the recipient. (c) Vesting. Each Award of Restricted Shares shall be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share Award. Unless the Restricted Share Award provides otherwise, each grant of Restricted Shares shall vest with respect to twenty-five percent (25%) of the Shares covered by the grant on each of the first through fourth anniversaries of the date of grant, provided that the Participant’s Service has not terminated on the applicable vesting date. A Restricted Share Award may provide for accelerated vesting in the event of a corporate transaction or otherwise (if specified in the Committee at the time of grant). To the extent that an Award of Restricted Shares has not vested prior to, or concurrently with, termination of a Participant’s Service, such Award shall immediately terminate. (d) Voting and Dividend Rights. The holders of vested Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders.

(e) Assignment or Transfer of Restricted Shares. Except as provided herein, or in a Restricted Share Award, or as required by applicable law, Restricted Shares shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Subsection shall be void. However, this Subsection shall not preclude a Participant from designating a beneficiary who will receive any outstanding Restricted Shares in the event of the Participant’s death, nor shall it preclude a transfer of Restricted Shares by will or by the laws of descent and distribution. SECTION 7. TERMS AND CONDITIONS OF OPTIONS. (a) Stock Option Award. Each grant of an Option under the Plan shall be evidenced by a Stock Option Award between the Participant and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan. The Stock Option Award shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Awards entered into under the Plan need not be identical. A Stock Option Award may not provide that a new Option will be granted automatically to the Participant when he or she exercises a prior Option and pays the Exercise Price. (b) Number of Shares. Each Stock Option Award shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with the adjustment provisions of the Plan. The maximum aggregate number of ISOs awarded under the Plan shall not exceed the number of Shares subject to the Plan under Section 5(a). The limitation of this Subsection shall be subject to adjustment pursuant to the adjustment provisions of the Plan. (c) Exercise Price. Each Stock Option Award shall specify the Exercise Price. The Exercise Price of an Option shall not be less than 100 percent (100%) of the Fair Market Value of a Share on the date of grant. Subject to the foregoing in this Subsection, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms permitted under the Plan. (d) Exercisability and Term. Unless the Stock Option Award provides otherwise, each Option shall become exercisable with respect to twenty-five percent (25%) of the Shares covered by such Option on each of the first through fourth anniversaries of the date of grant, provided that the Participant’s Service has not terminated on the applicable vesting date. The term of an Option shall be ten (10) years from the date of grant unless the Stock Option Award provides for a shorter term. A Stock Option Award may provide for accelerated vesting in the event of the corporate transaction or otherwise as specified by the Committee. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Subsection, the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire. (e) Nontransferability. Except as set forth in a Stock Option Award, during a Participant’s lifetime, his or her Option(s) shall be exercisable only by him or her and shall not be transferable, and in the event of a Participant’s death, his or her Option(s) shall not be transferable other than by will or by the laws of descent and distribution. (f) Exercise of Options Upon Termination of Service. Each Stock Option Award shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s Service, and the right to exercise the Option of any executors or administrators of the Participant’s estate or any person who has acquired such Option(s) directly from the Participant by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service. Unless the Stock Option Award provides otherwise, Options which are unvested at the time of a Participant’s termination of Service shall expire upon such termination, and any vested Options shall remain outstanding and exercisable until the earlier of 3 months following such termination and the expiration of the Option’s term. Notwithstanding the foregoing, in the event of a Participant’s termination for Cause, effective as of the date notice of such termination is given by the Committee to the Participant, all of the Participant’s vested and unvested Options shall automatically terminate and lapse, unless the Committee shall determine otherwise. (g) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such Option. Without the approval of the Company’s stockholders, Options may not be repriced, directly or indirectly, whether within the meaning of applicable rules or regulations of the Nasdaq Stock Market (or such other stock exchange as may be applicable) or through the cashout of underwater Options. SECTION 8. PAYMENT FOR OPTION SHARES. (a) General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America, as permitted under this Section. Payment may be made by any combination of the methods described in this Section. (b) Cash. Payment may be made by cash, check, wire transfer or similar means, subject to the requirements of applicable law. (c) Surrender of Stock. Payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have been owned by the Participant or his or her representative for such period of time required to avoid the Company’s recognition of additional compensation expense with respect to the Option for financial reporting purposes as a result of the surrender or attestation of such previously owned shares. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. (d) Cashless Exercise. To the extent permitted by applicable law, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and applicable tax withholding. (e) Other Forms of Payment. To the extent that a Stock Option Award so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules. Notwithstanding anything to the contrary in this Section or in any agreement under the Plan, the Committee may disallow the use of any type of payment that the Committee determines, in its sole discretion, would result in adverse accounting or legal consequences to the Company or Affiliate. SECTION 9. STOCK APPRECIATION RIGHTS. (a) SAR Award. Each grant of a SAR under the Plan shall be evidenced by a SAR Award between the Participant and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan, including those specified. The provisions of the various SAR Awards entered into under the Plan need not be identical. A SAR Award may not provide that a new SAR will be granted automatically to the holder thereof when he or she exercises a prior SAR. (b) Number of Shares. Each SAR Award shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with the adjustment provisions of the Plan. (c) Exercise Price. Each SAR Award shall specify the Exercise Price, which may not be less than 100 percent (100%) of the Fair Market Value of a Share on the date of grant. A SAR Award may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

(d) Exercisability and Term. Unless the SAR Award provides otherwise, each SAR shall become exercisable with respect to twenty-five percent (25%) of the Shares covered by such SAR on each of the first through fourth anniversaries of the date of grant, provided that the Participant’s Service has not terminated on the applicable vesting date. The term of the SAR shall be ten (10) years from the date of grant unless the SAR Award provides for a shorter term. A SAR Award may provide for accelerated exercisability in the event of a corporate transaction or otherwise as specified by the Committee. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Corporate transaction. (e) Exercise of SARs. The SAR Award may provide that, upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash. Unless otherwise provided in the SAR Award, upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after his or her death) shall receive Shares from the Company. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price. Unless the SAR Award provides otherwise, SARs which are unvested at the time of a Participant’s termination of Service shall expire upon such termination, and any vested SARs which have not been exercised shall remain outstanding and exercisable until the earlier of 3 months following such termination and the expiration of the SAR’s term. Notwithstanding the foregoing, in the event of a Participant’s termination for Cause, effective as of the date notice of such termination is given by the Committee to the Participant, all of the Participant’s vested and unvested SARs shall automatically terminate and lapse, unless the Committee shall determine otherwise. (f) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding SARs. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such SAR. Without the approval of the Company’s stockholders, SARs may not be repriced, directly or indirectly, whether within the meaning of applicable rules or regulations of the Nasdaq Stock Market (or such other stock exchange as may be applicable), or through the cashout of underwater SARs. SECTION 10. STOCK UNITS. (a) Stock Unit Award. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Award between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan, including those specified. The provisions of the various Stock Unit Awards entered into under the Plan need not be identical. (b) Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients. (c) Vesting Conditions. Each Award of Stock Units shall be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Award. Unless the Stock Unit Award provides otherwise, each grant of Stock Units shall become exercisable with respect to twenty-five percent (25%) of the Shares covered by the grant on each of the first through fourth anniversaries of the date of grant, provided that the Participant’s Service has not terminated on the applicable vesting date. A Stock Unit Award may provide for accelerated vesting in the event of a corporate transaction or otherwise as specified by the Committee. To the extent that an Award of Stock Units has not vested prior to, or concurrently with, termination of a Participant’s Service, such Award shall immediately terminate.

(d) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach. (e) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution shall occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred, in accordance with such rules as may be established by the Committee and applicable law, to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to the adjustment provisions of the Plan. Notwithstanding anything to the contrary in any Award agreement or the Plan, any Stock Units that, by their terms, are settled on the applicable vesting date(s) shall be settled no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year containing the applicable vesting date (or, if later, the fifteenth (15th) day of the third (3rd) month following the end of the Company’s taxable year). In addition, notwithstanding anything to the contrary in any Award agreement or the Plan, references to “termination of the Participant’s Service,” “Termination Date” and similar references for Stock Units that are subject to Code Section 409A shall mean the date of the Participant’s “separation from service” within the meaning of Code Section 409A and such Stock Units shall be settled no later than the time permitted by Treasury Regulation Section 1.409A-3(d). (f) Death of Recipient. Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate. (g) Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Award. (h) Assignment or Transfer of Stock Units. Except as provided herein, or in a Stock Unit Award, or as required by applicable law, Stock Units shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Subsection shall be void. However, this Subsection shall not preclude a Participant from designating a beneficiary who will receive any outstanding Stock Units in the event of the Participant’s death, nor shall it preclude a transfer of Stock Units by will or by the laws of descent and distribution. SECTION 11. NO RIGHTS AS A STOCKHOLDER. A Participant shall have no rights as a stockholder with respect to any Award until the date of the issuance of a stock certificate for any Shares covered by such award. No adjustments shall be made, except as provided in the adjustment provisions of the Plan.

SECTION 12. PERFORMANCE CONDITIONS. (a) Awards may, but need not, be made subject to a Performance Condition utilizing any Performance Goal in addition to any vesting requirements imposed upon such grant. The determination as to whether any such grant is subject to a Performance Condition shall be made on or prior to the date of grant. (b) Except in the case of Awards not intended to qualify as “performance-based compensation” under Code Section 162(m), if an Award is made subject to a Performance Condition, the Committee shall be required to establish the Performance Period and Target Performance Goal for such award no later than the time permitted by Section 162(m) of the Internal Revenue Code. (c) If all or a portion of an Award made subject to a Performance Condition shall vest prior to the Certification Date by reason of death, Total and Permanent Disability or, if applicable, a corporate transaction, then the Performance Condition shall be cancelled and none of such Award shall be subject to reduction or forfeiture as provided by the Performance Condition. Such Award shall be treated in accordance with the terms of this plan relating to vested shares. (d) If all or a portion of an Award made subject to a Performance Condition shall vest prior to the Certification Date for any reason other than death, Total and Permanent Disability or a corporate transaction, no portion of the Award shall be released to or exercised by the Participant until after the Certification Date. No such vesting prior to the Certification Date shall in any way be deemed a satisfaction, waiver or cancellation of the Performance Condition, and such Award shall remain subject to reduction and forfeiture as provided by the Performance Condition. (e) Once established, a Performance Condition for an Executive Officer may not be waived or cancelled by the Committee. SECTION 13. TERMINATION OF SERVICE; LEAVES OF ABSENCE. Subject to the last sentence of this Section, a Participant’s Service shall terminate when such person ceases to be an Eligible Participant as determined in the sole discretion of the Committee. A Participant’s Service does not terminate if he or she is a common-law employee and goes on a bona fide leave of absence as outlined in the Company’s Guidelines for Equity Incentive Plans. Notwithstanding the foregoing, an Outside Director’s Service shall terminate when he or she is neither a member of the Board of Directors or a consultant to the Company. SECTION 14. ADJUSTMENT OF SHARES. (a) Adjustments. In the event of a subdivision of the outstanding Stock, or stock split or reverse stock split, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, reorganization, merger, liquidation, a spin-off, exchange of shares or a similar occurrence (as determined by the Committee in its sole discretion), the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of: (i) The number of Shares, Options, SARs, Restricted Shares and Stock Units available for future Awards under the Plan; (ii) The per person per fiscal year limitations on Awards under the Plan and the maximum aggregate number of ISOs that may be awarded under the Plan; (iii) The number of Shares covered by each outstanding Award;

(iv) The Exercise Price under each outstanding Option and SAR; or (v) The number of Stock Units included in any prior Award which has not yet been settled. Except as provided in this Section, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. (b) Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company. (c) Corporate Transactions. In the event that the Company is a party to a merger or other reorganization, sale of all or substantially all of the assets of the Company or the acquisition, sale or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, outstanding Awards shall be subject to the corporate transaction agreement. Such agreement may provide for: (i) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation; (ii) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary; (iii) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards; (iv) Full exercisability or vesting and accelerated expiration of the outstanding Awards; or (v) Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards. (d) Reservation of Rights. Except as provided in this Section, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to an Award or the Exercise Price. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets. SECTION 15. AWARDS UNDER OTHER PLANS. The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under the Plan. SECTION 16. LEGAL AND REGULATORY REQUIREMENTS. No Option may be exercised and no Stock may be issued pursuant to an Option or transferred pursuant to a Restricted Share award unless the Committee shall determine that such exercise, issuance or transfer complies with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, applicable state securities laws, and rules and regulations promulgated under each of the foregoing, and the requirements of any stock exchange upon which the Stock may then be listed or quotation system upon which the Stock may be quoted. If the Stock subject to this Plan is not registered under the Securities Act and under applicable state securities laws, the Committee may require that the Participant deliver to the Company such documents as counsel for the Company may determine are necessary or advisable in order to substantiate compliance with applicable securities laws and the rules and regulations promulgated thereunder. In no event shall the Company deliver, or be deemed obligated to deliver, cash in lieu of any Share by reason of any failure to satisfy the foregoing provisions. So long as any restrictions or obligations imposed pursuant to this Plan shall apply to a share, each certificate evidencing such share shall bear an appropriate legend referring to the terms, conditions and restrictions. In addition, the Company may instruct its transfer agent that shares of Stock evidenced by such certificates may not be transferred without the written consent of the Company. Any attempt to dispose of such shares of Stock in contravention of such terms, conditions and restrictions shall be invalid. Certificates representing shares that have not vested or with respect to which minimum withholding taxes have not been paid will be held in custody by the Company or such bank or other institution designated by the Committee. SECTION 17. WITHHOLDING TAXES. (a) General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied. In the event that such withholding taxes are not paid on a timely basis, as determined by the Company in its sole discretion, to the extent permitted by law the Company shall have the right, but not the obligation, to cause such withholding taxes to be satisfied by reducing the number of Shares or cash (if applicable) deliverable or by offsetting such withholding taxes against amounts otherwise due from the Company to the Participant. If withholding taxes are paid by reduction of the number of Shares deliverable to the Participant, such shares shall be valued at the Fair Market Value as of the date of exercise. (b) Share Withholding. Unless otherwise provided by the Committee, a Participant may satisfy all or part of his or her minimum withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Subject to applicable law and accounting considerations, such Shares shall be valued at their Fair Market Value on the date when the amount of tax to be withheld is to be determined. A Participant may elect to surrender, or attest to the ownership of, previously acquired Shares in excess of the amount required to satisfy all or a part of his or her minimum withholding or income tax obligations provided that such Shares have been held by the Participant for such period of time required to avoid the Company’s recognition of additional compensation expense for financial reporting purposes as a result of the surrender or attestation of such previously owned shares. SECTION 18. NO EMPLOYMENT OR RE-ELECTION RIGHTS. No provision of the Plan, nor any right or Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Eligible Participant. The Company and its Subsidiaries and Affiliates reserve the right to terminate any person’s Service at any time and for any reason, with or without notice. No provision of the Plan nor any right or Award granted under the Plan shall be construed to create any obligation on the part of the Board of Directors to nominate any Outside Director for re-election by the Company’s stockholders, or confer upon any Outside Director the right to remain a member of the Board of Directors for any period of time, or at any particular rate of compensation. SECTION 19. DURATION AND AMENDMENTS. (a) Term of the Plan. The Plan, as set forth herein, shall terminate automatically on the meeting of the stockholders of the Company in 2032, unless re-adopted or extended by the Company’s stockholders prior to or on such date and may be terminated on any earlier date by the Board of Directors or the Compensation Committee, as described in the next Subsection. (b) Right to Amend or Terminate the Plan. The Compensation Committee may amend or terminate the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment or termination of the Plan shall not be materially impaired by such amendment or termination, except with consent of the person to whom the Award was granted. An amendment of the Plan shall be subject to the approval of the Company’s stockholders to the extent required by applicable laws, regulations or rules, including, but not limited to, any applicable rules or regulations of the Nasdaq Stock Market. In addition, no material amendment may be made to the plan without the approval of the Company’s stockholders. (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Award granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not adversely affect any Shares previously issued or any Awards previously granted under the Plan. SECTION 20. PLAN EFFECTIVENESS. This Plan originally became effective upon its approval by the Company’s stockholders. The Plan, as amended and restated, shall become effective upon its approval by the stockholders of the Company. Upon its effectiveness on the Restatement Effective Date, the Plan, as amended and restated, shall supersede the prior plan such that no further awards shall be made under the prior plan. This Plan shall not, in any way, affect awards under the prior plan that is outstanding as of the date this Plan becomes effective. If the Company’s stockholders do not approve this Plan, no Awards will be made under this Plan. SECTION 21. GOVERNING LAW. The Plan shall be governed by the substantive laws (excluding the conflict of law rules) of the State of Delaware.

EQUITY INCENTIVE PLAN OUTSIDE DIRECTOR RESTRICTED STOCK UNIT AGREEMENT (OUTSIDE DIRECTOR ANNUAL EQUITY AWARD) FormFactor, Inc., a Delaware corporation (the “Company”), hereby awards Restricted Stock Units (“RSUs”) to the Participant named below as of the Date of Award set forth below pursuant to the Company’s 2012 Equity Incentive Plan, as amended (the “Plan”). The terms and conditions of the Award are set forth in this Restricted Stock Unit Agreement (this “Agreement”), in the Terms and Conditions set forth in Exhibit A, and in the Plan. Capitalized terms not defined in this Agreement have the meaning ascribed to them in the Plan. Name of Participant: %%FIRST_NAME_MIDDLE_NAME_LAST_NAME%-% Participant’s ID #: %%EMPLOYEE_IDENTIFIER%-% Participant’s Address: %%ADDRESS_LINE_1%-% %%ADDRESS_LINE_2%-% %%ADDRESS_LINE_3%-% %%CITY_STATE_ZIPCODE%-% %%COUNTRY%-% Award Number: %%OPTION_NUMBER%-% Date of Award: %%OPTION_DATE,’Month DD, YYYY’%-% Number of RSUs Awarded: %%TOTAL_SHARES_GRANTED,’999,999,999’%-% Vest / Release Schedule: Provided the Participant renders continuous service to the Company as a member of the Board of Directors or a Consultant (“Service”), the RSUs will vest in twelve (12) equal monthly installments beginning on %%VEST_DATE_PERIOD1,’Month DD, YYYY’%-%, such that the RSUs awarded will vest in full upon completion of one year of Board service. The twelfth vesting installment will be considered earned as of the earlier of the Company’s Annual Meeting of Stockholders in the year following the year of grant or the twelve (12) month anniversary of the Date of Award. Vested RSUs will be released to the Participant on the final vest date or the first market trading day thereafter. The Company has signed this Agreement effective as of the Date of Award. FORMFACTOR, INC. Michael Slessor President and Chief Executive Officer 1

Exhibit A EQUITY INCENTIVE PLAN OUTSIDE DIRECTOR RESTRICTED STOCK UNIT AGREEMENT TERMS AND CONDITIONS This Award is subject to the following Terms and Conditions and the terms and conditions of the Plan, which are incorporated herein by reference. The Participant and the Company agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. This Agreement, Exhibit A, and the Plan constitute the entire agreement and understanding of the Company and the Participant with respect to this Award and supersede all prior understandings and agreements with respect to such subject matter. If there is any discrepancy, conflict or omission between this Agreement or Exhibit A and the provisions of the Plan as interpreted by the Committee, the provisions of the Plan shall apply. Capitalized terms not defined in this Agreement have the meaning ascribed to them in the Plan. 1. EFFECT OF TERMINATION OF SERVICE. If the Participant’s Service is terminated by the Participant or by the Company before an applicable vesting date for any reason, all of the RSUs which have not yet vested shall be forfeited without consideration. 2. SETTLEMENT. To the extent an RSU becomes vested and the Participant has not elected to defer settlement of the RSU, each vested RSU will be settled in Shares in exchange for such RSU on the earlier of: (i) the date on which the RSUs subject to this Agreement are fully vested, or (ii) the Participant’s separation from service within the meaning of Code Section 409A (“Separation from Service”) (or the first market trading day thereafter, but no later than March 15th of the year following the scheduled release date). To the extent an RSU becomes vested and the Participant has elected to defer settlement of the RSU, each vested RSU will be settled in Shares upon the Participant’s Separation from Service (or the first market trading day thereafter, but no later than March 15th of the year following the scheduled release date) in exchange for such RSU. Issuance of Shares shall be in complete satisfaction of such vested RSUs. Such settled RSUs shall be immediately cancelled and no longer outstanding and the Participant shall have no further rights or entitlements related to those settled RSUs. Notwithstanding the foregoing, to the extent the RSUs are settled upon the Participant’s Separation from Service, such settlement shall be delayed, to the extent required under Code Section 409A, until the Company’s first business day following the six-month anniversary of his or her Separation from Service. 3. RESTRICTIONS ON ISSUANCE. The Company will not issue any Shares if the issuance of such Shares at that time would violate any law or regulation. 4. TAX ADVICE. The Participant represents warrants and acknowledges that the Company has made no warranties or representations to the Participant with respect to the income tax consequences of the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences. THE PARTICIPANT UNDERSTANDS THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT HIS OR HER OWN TAX ADVISOR REGARDING ANY RESTRICTED STOCK UNITS. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES. 5. NON-TRANSFERABILITY. The RSUs may not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily or involuntarily or by operation of law other than under the terms and conditions of the Plan. The terms of the RSUs shall be binding upon the legal representatives and authorized executors and assignees of Participant. 2

6. RESTRICTION OF TRANSFER. Regardless of whether the transfer or issuance of the Shares to be issued pursuant to the vesting of RSUs has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose additional restrictions upon the sale, pledge, or other transfer of the Shares (including the placement of appropriate legends on stock certificates and the issuance of stop-transfer instructions to the Company’s transfer agent) if, in the judgment of the Company and the Company’s counsel, such restrictions are necessary in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law. 7. TAX CONSEQUENCES. Participant should refer to the prospectus for the Plan for a description of the federal tax consequences associated with this Award. A copy of the prospectus is available at the Stock Administration/Plan Documents page of the Company’s internal website, or upon request from the Company’s Stock Administrator. 8. RIGHTS AS SHAREHOLDER. The Participant holding RSUs shall have no rights other than those of a general creditor of the Company. Subject to the terms of this Agreement, the Participant holding outstanding RSUs has none of the rights and privileges of a shareholder of the Company, including no right to vote or to receive dividends (if any). Subject to the terms and conditions of this Agreement, RSUs create no fiduciary duty of the Company to the Participant and only represent an unfunded and unsecured contractual obligation of the Company. The RSUs shall not be treated as property or as a trust fund of any kind. 9. ADMINISTRATION. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participant, the Company, and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Agreement. 10. NOTICES. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary. Any notice to be given to the Participant shall be addressed to the Participant at the address listed in the Company’s records. By a notice given pursuant to this Section, either party may designate a different address for notices. Any notice shall have been deemed given when actually delivered. 11. SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid. 12. CONSTRUCTION. The RSUs are being issued pursuant to the Plan and are subject to the terms of the Plan. A copy of the Plan has been made available to the Participant, and additional copies of the Plan are available upon request during normal business hours at the principal executive offices of the Company. To the extent that any provision of this Agreement violates or is inconsistent with an express provision of the Plan, the Plan provision shall govern and any inconsistent provision in this Agreement shall be of no force or effect. 13. ADJUSTMENTS. In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of outstanding RSUs covered under this Agreement may be adjusted pursuant to the Plan. 3

14. LIABILITY. The Company (or members of the Board or Committee) shall not be liable to the Participant or other persons as to: (i) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (ii) any unexpected or adverse tax consequence realized by the Participant or other person due to the award, receipt, or settlement of RSUs or Shares under this Agreement. 15. MISCELLANEOUS. 15.1 This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. 15.2 The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon the Participant and Participant’s legal representatives and authorized assignees. 15.3 To the extent not preempted by federal law, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware. 4

EQUITY INCENTIVE PLAN PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT FormFactor, Inc., a Delaware corporation (the “Company”), hereby awards Performance-Based Restricted Stock Units (“PRSUs”) to the Participant named below as of the Date of Award set forth below pursuant to the Company’s 2012 Equity Incentive Plan, as amended (the “Plan”). The terms and conditions of the Award are set forth in this Performance-Based Restricted Stock Unit Agreement (this “Agreement”), in the Terms and Conditions set forth in Exhibit A, Exhibit B, and in the Plan. Capitalized terms not defined in this Agreement have the meaning ascribed to them in the Plan. Name of Participant: %%FIRST_NAME_MIDDLE_NAME_LAST_NAME%-% Participant’s ID #: %%EMPLOYEE_IDENTIFIER%-% Participant’s Address: %%ADDRESS_LINE_1%-% %%ADDRESS_LINE_2%-% %%ADDRESS_LINE_3%-% %%CITY_STATE_ZIPCODE%-% %%COUNTRY%-% Award Number: %%OPTION_NUMBER%-% Date of Award: %%OPTION_DATE,'Month DD, YYYY'%-% Target Number of PRSUs Awarded: %%TOTAL_SHARES_GRANTED,'999,999,999'%-% Vest / Release Schedule: Provided the Participant renders continuous service to the Company, the Participant shall become vested in the number of PRSUs that are earned as set forth in Exhibit B (rounded down to the nearest whole number) on the later of the third anniversary of the Date of Award or the date the Performance Conditions set forth in Exhibit B are determined to be satisfied. Vested PRSUs will be released to the Participant on the vest date or the first market trading day thereafter. The Company has signed this Agreement effective as of the Date of Award. FORMFACTOR, INC. Michael Slessor President and Chief Executive Officer 1

Exhibit A EQUITY INCENTIVE PLAN PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT TERMS AND CONDITIONS This Award is subject to the following Terms and Conditions and the terms and conditions of the Plan, which are incorporated herein by reference. The Participant and the Company agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. This Agreement, Exhibit A, Exhibit B, and the Plan constitute the entire agreement and understanding of the Company and the Participant with respect to this Award and supersede all prior understandings and agreements with respect to such subject matter. If there is any discrepancy, conflict or omission between this Agreement, Exhibit A, or Exhibit B and the provisions of the Plan as interpreted by the Committee, the provisions of the Plan shall apply. Capitalized terms not defined in this Agreement have the meaning ascribed to them in the Plan. 1. EFFECT OF TERMINATION OF EMPLOYMENT. 1.1 Except as otherwise provided in Section 1.2 and 1.3 below, if the Participant’s employment is terminated by the Participant or by the Company (or one of its subsidiaries or affiliates) before the applicable vesting date for any reason, all of the Performance-Based Restricted Stock Units (“PRSUs”) which have not yet vested shall be forfeited without consideration. 1.2 To the extent the PRSUs are outstanding at the time of a Corporate Transaction, such PRSUs shall automatically become earned at the greater of (a) the Target Number of PRSUs set forth in the Agreement or (b) based on the satisfaction of the Performance Conditions as set forth in Exhibit B immediately prior to the close of the Corporate Transaction, (the “Earned PRSUs”), and shall automatically become vested in full immediately prior to the close of the Corporate Transaction and settled in accordance with Section 2 below. No such accelerated vesting, however, shall occur if and to the extent: (i) the Earned PRSUs are, in connection with the Corporate Transaction, either assumed by the successor corporation (or parent thereof) or replaced with comparable performance-based stock units of the successor corporation (or parent thereof), in each case having a minimum payout equal to the Earned PRSUs and preserving the settlement provisions set forth in Section 2 below, or (ii) the Earned PRSUs are replaced with a cash incentive program of the successor corporation which complies with Code Section 409A, and, at a minimum, preserves the fair market value of the Earned PRSUs at the time of the Corporate Transaction and provides for subsequent pay-out in accordance with the settlement provisions set forth in Section 2 below. The determination of the comparability of the performance-based stock units under clause (i) above shall be made by the Committee, and such determination shall be final, binding and conclusive. If, following a Corporate Transaction, the Participant’s employment is terminated without Cause, the Earned PRSUs shall become vested in full and settled in accordance with Section 2 below. 1.3 To the extent the PRSUs are outstanding at the time of the Participant’s death or Disability, such PRSUs shall automatically become earned and vested in full on the date of Participant’s death or termination of employment on account of Disability at the Target Number of PRSUs set forth in the Agreement, and settled in accordance with Section 2 below. 2. SETTLEMENT. In accordance with the Plan, to the extent an PRSU becomes earned and vested, and subject to the Participant’s satisfaction of any tax withholding obligations as discussed below, each vested PRSU will be settled in Shares on the applicable vesting date (or the first market trading day thereafter) in exchange for such PRSU. Issuance of Shares shall be in complete satisfaction of such 2 vested PRSUs. Such settled PRSUs shall be immediately cancelled and no longer outstanding and Participant shall have no further rights or entitlements related to those settled PRSUs. 3. RESTRICTIONS ON ISSUANCE. The Company will not issue any Shares if the issuance of such Shares at that time would violate any law or regulation. 4. TAX WITHHOLDING OBLIGATIONS. (a) Regardless of any action the Company or Participant’s employer (the “Employer”) takes with respect to any or all income tax (including federal, state, foreign and local taxes), social security contributions, payroll tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax Related Items”), Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Participant further acknowledges that the ultimate liability for all Tax Related Items legally due by Participant is and remains Participant’s responsibility and that neither the Company nor the Employer (i) makes any representations or undertakings regarding the treatment of any Tax Related Items in connection with any aspect of the PRSUs, including, but not limited to, the grant, vesting or settlement of the PRSUs, the conversion of the PRSUs into Shares, the subsequent sale of any Shares acquired at vesting and the receipt of any dividends (if any); and (ii) they do not commit to structure the terms of the grant or any aspect of the PRSUs to reduce or eliminate Participant’s liability for Tax Related Items or achieve any particular tax result. Further, if Participant has become subject to tax and/or social security contributions in more than one jurisdiction between the date of grant and the date of any relevant taxable event, Participant acknowledges that the Company or the Employer (or former employer, as applicable) may be required to withhold or account for Tax Related Items in more than one jurisdiction. (b) Prior to any relevant taxable or tax withholding event, as applicable, Participant will pay or make adequate arrangements satisfactory to the Company to satisfy all Tax Related Items. In this regard, Participant authorizes the Company or the Employer, or its respective agents, at its discretion, to satisfy the obligations with regard to all Tax Related Items by one or a combination of the following: (1) withholding from Participant’s wages or other cash compensation paid to Participant by the Employer; (2) withholding from proceeds of the sale of Shares acquired at vesting/settlement of the PRSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization); or (3) withholding in Shares to be issued upon vesting/settlement of the PRSUs. (c) To avoid negative accounting treatment, the Company may withhold or account for Tax Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax Related Items is satisfied by withholding in Shares of, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested PRSUs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax Related Items due as a result of any aspect of Participant’s participation in the Plan. (d) Finally, Participant shall pay to the Company any amount of Tax Related Items that the Company may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. Participant acknowledges and agrees that should the amount of withholding for Tax Related Items be in excess of the actual tax due, the Company will refund the excess amount to him or her as soon as administratively practicable and without any interest. The Company may refuse to deliver Shares to the Participant if Participant fails to comply with Participant’s obligations in connection with the Tax Related Items. 4. TAX ADVICE. The Participant represents warrants and acknowledges that the Company has made no warranties or representations to the Participant with respect to the income tax consequences 3 of the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences. THE PARTICIPANT UNDERSTANDS THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT HIS OR HER OWN TAX ADVISOR REGARDING ANY PERFORMANCE- BASED RESTRICTED STOCK UNITS. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES. 5. NON-TRANSFERABILITY. The PRSUs may not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily or involuntarily or by operation of law other than under the terms and conditions of the Plan. The terms of the PRSUs shall be binding upon the legal representatives and authorized executors and assignees of Participant. 6. RESTRICTION OF TRANSFER. Regardless of whether the transfer or issuance of the Shares to be issued pursuant to the vesting of PRSUs has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose additional restrictions upon the sale, pledge, or other transfer of the Shares (including the placement of appropriate legends on stock certificates and the issuance of stop-transfer instructions to the Company’s transfer agent) if, in the judgment of the Company and the Company’s counsel, such restrictions are necessary in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law. 7. RIGHTS AS SHAREHOLDER. The Participant holding PRSUs shall have no rights other than those of a general creditor of the Company. Subject to the terms of this Agreement, the Participant holding outstanding PRSUs has none of the rights and privileges of a shareholder of the Company, including no right to vote or to receive dividends (if any). Subject to the terms and conditions of this Agreement, PRSUs create no fiduciary duty of the Company to the Participant and only represent an unfunded and unsecured contractual obligation of the Company. The PRSUs shall not be treated as property or as a trust fund of any kind. 8. LABOR ACKNOWLEDGEMENT. In accepting the award of the PRSUs, Participant acknowledges, understands and agrees that (a) the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time without affecting existing PRSUs; (b) the award of PRSUs is voluntary and occasional and does not create any contractual or other right to receive future awards of PRSUs, or benefits in lieu of PRSUs even if PRSUs have been awarded repeatedly in the past; (c) all decisions with respect to future awards, if any, will be at the sole discretion of the Company; (d) Participant’s participation in the Plan is voluntary; (e) the PRSUs and the Shares subject to the PRSUs are not intended to replace any pension rights or compensation; (f) the PRSUs are not part of normal or expected compensation or salary for the purposes of the calculation of any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension, retirement or welfare benefits or similar payments; (g) neither the award of the PRSUs nor any provision of this Agreement, the Plan or the policies adopted pursuant to the Plan confer upon Participant any right with respect to employment or continuation of current employment, and the PRSUs and Participant’s participation in the Plan shall not be interpreted to form an employment contract; (h) the future value of the underlying Shares is unknown and cannot be predicted with certainty; (i) no claim or entitlement to compensation or damages shall arise from forfeiture of the PRSUs resulting from termination of Participant’s employment by the Employer (for any reason whatsoever) except as may be expressly set forth herein; and (k) the PRSUs and the benefits under the Plan, if any, will not automatically transfer to another company in the case of a merger or take-over. 9. ADMINISTRATION. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as 4 are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participant, the Company, and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Agreement. 10. EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the PRSUs awarded pursuant to this Agreement shall not be included as compensation, earnings, salaries, or other similar terms used when calculating the Participant’s benefits under any employee benefit plan sponsored by the Company except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s employee benefit plans. 11. NO EMPLOYMENT RIGHTS. For clarity, the award of the PRSUs pursuant to this Agreement does not give the Participant any right or expectation to remain employed by the Company or any Subsidiary notwithstanding whether the termination of Participant’s employment would result in an award not fully vesting or vesting at all. The Participant agrees that the Participants rights hereunder shall be subject to set-off by the Company for any valid debts the Participant owes the Company. 12. NO ADVICE FROM COMPANY. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan. 13. NOTICES. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary. Any notice to be given to the Participant shall be addressed to the Participant at the address listed in the employer’s records. By a notice given pursuant to this Section, either party may designate a different address for notices. Any notice shall have been deemed given when actually delivered. 14. SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid. 15. CONSTRUCTION. The PRSUs are being issued pursuant to the Plan and are subject to the terms of the Plan. A copy of the Plan has been made available to the Participant, and additional copies of the Plan are available upon request during normal business hours at the principal executive offices of the Company. To the extent that any provision of this Agreement violates or is inconsistent with an express provision of the Plan, the Plan provision shall govern and any inconsistent provision in this Agreement shall be of no force or effect. 16. IMPOSITION OF OTHER REQUIREMENTS. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the PRSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law. 17. ADJUSTMENTS. In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of outstanding PRSUs covered under this Agreement may be adjusted pursuant to the Plan. 5

18. LIABILITY. Neither the Company (or members of the Board or Committee) nor the Employer shall not be liable to the Participant or other persons as to: (i) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (ii) any unexpected or adverse tax consequence realized by the Participant or other person due to the award, receipt, or settlement of PRSUs or Shares under this Agreement. 19. MISCELLANEOUS. 19.1 This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. 19.2 The Participant acknowledges and agrees that the PRSUs are subject to the Company’s clawback policy and the requirements of applicable law and all or a portion of the PRSUs may be subject to recoupment in the event of an accounting restatement by the Company. 19.3 The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon the Participant and Participant’s legal representatives and authorized assignees. 19.4 To the extent not preempted by federal law, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware. 19.5 If the Participant has received this Agreement, including Appendices, or any other document related to the Plan translated into a language other than English, and the meaning of the translated version is different than the English version, the English version will control. 6

EQUITY INCENTIVE PLAN RESTRICTED STOCK UNIT AGREEMENT FormFactor, Inc., a Delaware corporation (the “Company”), hereby awards Restricted Stock Units (“RSUs”) to the Participant named below as of the Date of Award set forth below pursuant to the Company’s 2012 Equity Incentive Plan, as amended (the “Plan”). The terms and conditions of the Award are set forth in this Restricted Stock Unit Agreement (this “Agreement”), in the Terms and Conditions set forth in Exhibit A, and in the Plan. Capitalized terms not defined in this Agreement have the meaning ascribed to them in the Plan. Name of Participant: %%FIRST_NAME_MIDDLE_NAME_LAST_NAME%-% Participant’s ID #: %%EMPLOYEE_IDENTIFIER%-% Participant’s Address: %%ADDRESS_LINE_1%-% %%ADDRESS_LINE_2%-% %%ADDRESS_LINE_3%-% %%CITY_STATE_ZIPCODE%-% %%COUNTRY%-% Award Number: %%OPTION_NUMBER%-% Date of Award: %%OPTION_DATE,’Month DD, YYYY’%-% Number of RSUs Awarded: %%TOTAL_SHARES_GRANTED,’999,999,999’%-% Vest / Release Schedule: Provided the Participant renders continuous service to the Company, the RSUs will vest in twelve (12) equal quarterly installments, such that 100% of the total number of RSUs awarded will be vested on the third anniversary of the Date of Award. Vested RSUs will be released to the Participant on the vest date or the first market trading day thereafter. The Company has signed this Agreement effective as of the Date of Award. FORMFACTOR, INC. Michael Slessor President and Chief Executive Officer 1

Exhibit A EQUITY INCENTIVE PLAN RESTRICTED STOCK UNIT AGREEMENT TERMS AND CONDITIONS This Award is subject to the following Terms and Conditions and the terms and conditions of the Plan, which are incorporated herein by reference. The Participant and the Company agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. This Agreement, Exhibit A, and the Plan constitute the entire agreement and understanding of the Company and the Participant with respect to this Award and supersede all prior understandings and agreements with respect to such subject matter. If there is any discrepancy, conflict or omission between this Agreement or Exhibit A and the provisions of the Plan as interpreted by the Committee, the provisions of the Plan shall apply. Capitalized terms not defined in this Agreement have the meaning ascribed to them in the Plan. 1. EFFECT OF TERMINATION OF EMPLOYMENT. If the Participant’s employment is terminated by the Participant or by the Company (or one of its subsidiaries or affiliates) before an applicable vesting date for any reason, all of the Restricted Stock Units (“RSUs”) which have not yet vested shall be forfeited as of the last day of active service (which will not be extended for any notice of termination period) without consideration. 2. SETTLEMENT. In accordance with the Plan, to the extent an RSU becomes vested, and subject to the Participant’s satisfaction of any tax withholding obligations as discussed below, each vested RSU will be settled in Shares on the applicable vesting date(s) (or the first market trading day thereafter) in exchange for such RSU. Issuance of Shares shall be in complete satisfaction of such vested RSUs. Such settled RSUs shall be immediately cancelled and no longer outstanding and Participant shall have no further rights or entitlements related to those settled RSUs. 3. RESTRICTIONS ON ISSUANCE. The Company will not issue any Shares if the issuance of such Shares at that time would violate any law or regulation. 4. TAX WITHHOLDING OBLIGATIONS. (a) Regardless of any action the Company or Participant’s employer (the “Employer”) takes with respect to any or all income tax (including federal, state, foreign and local taxes), social security contributions, payroll tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax Related Items”), Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Participant further acknowledges that the ultimate liability for all Tax Related Items legally due by Participant is and remains Participant’s responsibility and that neither the Company nor the Employer (i) makes any representations or undertakings regarding the treatment of any Tax Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant, vesting or settlement of the RSUs, the conversion of the RSUs into Shares, the subsequent sale of any Shares acquired at vesting and the receipt of any dividends (if any); and (ii) they do not commit to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate Participant’s liability for Tax Related Items or achieve any particular tax result. Further, if Participant has become subject to tax and/or social security contributions in more than one jurisdiction between the date of grant and the date of any relevant taxable event, Participant acknowledges that the Company or the Employer (or former employer, as applicable) may be required to withhold or account for Tax Related Items in more than one jurisdiction. 2

(b) Prior to any relevant taxable or tax withholding event, as applicable, Participant will pay or make adequate arrangements satisfactory to the Company to satisfy all Tax Related Items. In this regard, Participant authorizes the Company or the Employer, or its respective agents, at its discretion, to satisfy the obligations with regard to all Tax Related Items by one or a combination of the following: (1) withholding from Participant’s wages or other cash compensation paid to Participant by the Employer; (2) withholding from proceeds of the sale of Shares acquired at vesting/settlement of the RSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization); or (3) withholding in Shares to be issued upon vesting/settlement of the RSUs. (c) To avoid negative accounting treatment, the Company may withhold or account for Tax Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax Related Items is satisfied by withholding in Shares of, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax Related Items due as a result of any aspect of Participant’s participation in the Plan. (d) Finally, Participant shall pay to the Company any amount of Tax Related Items that the Company may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. Participant acknowledges and agrees that should the amount of withholding for Tax Related Items be in excess of the actual tax due, the Company will refund the excess amount to him or her as soon as administratively practicable and without any interest. The Company may refuse to deliver Shares to the Participant if Participant fails to comply with Participant’s obligations in connection with the Tax Related Items. 5. TAX ADVICE. The Participant represents warrants and acknowledges that the Company has made no warranties or representations to the Participant with respect to the income tax consequences of the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences. THE PARTICIPANT UNDERSTANDS THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT HIS OR HER OWN TAX ADVISOR REGARDING ANY RESTRICTED STOCK UNITS. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES. 6. NON-TRANSFERABILITY. The RSUs may not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily or involuntarily or by operation of law other than under the terms and conditions of the Plan. The terms of the RSUs shall be binding upon the legal representatives and authorized executors and assignees of Participant. 7. RESTRICTION OF TRANSFER. Regardless of whether the transfer or issuance of the Shares to be issued pursuant to the vesting of RSUs has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose additional restrictions upon the sale, pledge, or other transfer of the Shares (including the placement of appropriate legends on stock certificates and the issuance of stop-transfer instructions to the Company’s transfer agent) if, in the judgment of the Company and the Company’s counsel, such restrictions are necessary in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law. 8. RIGHTS AS SHAREHOLDER. The Participant holding RSUs shall have no rights other than those of a general creditor of the Company. Subject to the terms of this Agreement, the Participant holding outstanding RSUs has none of the rights and privileges of a shareholder of the Company, including no right to vote or to receive dividends (if any). Subject to the terms and conditions of this Agreement, 3

RSUs create no fiduciary duty of the Company to the Participant and only represent an unfunded and unsecured contractual obligation of the Company. The RSUs shall not be treated as property or as a trust fund of any kind. 9. LABOR ACKNOWLEDGEMENT. In accepting the award of the RSUs, Participant acknowledges, understands and agrees that (a) the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time; (b) the award of RSUs is voluntary and occasional and does not create any contractual or other right to receive future awards of RSUs, or benefits in lieu of RSUs even if RSUs have been awarded repeatedly in the past; (c) all decisions with respect to future awards, if any, will be at the sole discretion of the Company; (d) Participant’s participation in the Plan is voluntary; (e) the award of RSUs and the Shares subject to the RSUs are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Employer, and the RSUs are outside the scope of Participant’s employment contract, if any; (f) the RSUs and the Shares subject to the RSUs are not intended to replace any pension rights or compensation; (g) the RSUs are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculation of any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension, retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Employer; (h) neither the award of the RSUs nor any provision of this Agreement, the Plan or the policies adopted pursuant to the Plan confer upon Participant any right with respect to employment or continuation of current employment, and the RSUs and Participant’s participation in the Plan shall not be interpreted to form an employment contract or relationship with the Employer or the Company; (i) the future value of the underlying Shares is unknown and cannot be predicted with certainty, (j) no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from termination of Participant’s employment by the Employer (for any reason whatsoever), and in consideration of the grant of the RSUs to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company or the Employer, waive his or her ability, if any, to bring any such claim, and release the Company and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claims; and (k) the RSUs and the benefits under the Plan, if any, will not automatically transfer to another company in the case of a merger or take-over. For clarity, the value of the RSUs awarded pursuant to this Agreement shall not be included as compensation, earnings, salaries, or other similar terms used when calculating the Participant’s benefits under any employee benefit plan sponsored by the Company except as such plan otherwise expressly provides. 10. ADMINISTRATION. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participant, the Company, and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Agreement. 11. EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s employee benefit plans. 12. NO EMPLOYMENT RIGHTS. For clarity, the award of the RSUs pursuant to this Agreement does not give the Participant any right or expectation to remain employed by the Company or any Subsidiary 4 notwithstanding whether the termination of Participant’s employment would result in an award not fully vesting or vesting at all. The Participant agrees that the Participants rights hereunder shall be subject to set-off by the Company for any valid debts the Participant owes the Company. 13. NO ADVICE FROM COMPANY. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan. 14. NOTICES. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary. Any notice to be given to the Participant shall be addressed to the Participant at the address listed in the employer’s records. By a notice given pursuant to this Section, either party may designate a different address for notices. Any notice shall have been deemed given when actually delivered. 15. SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid. 16. CONSTRUCTION. The RSUs are being issued pursuant to the Plan and are subject to the terms of the Plan. A copy of the Plan has been made available to the Participant, and additional copies of the Plan are available upon request during normal business hours at the principal executive offices of the Company. To the extent that any provision of this Agreement violates or is inconsistent with an express provision of the Plan, the Plan provision shall govern and any inconsistent provision in this Agreement shall be of no force or effect. 17. IMPOSITION OF OTHER REQUIREMENTS. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the RSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. 18. ADJUSTMENTS. In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of outstanding RSUs covered under this Agreement may be adjusted pursuant to the Plan. 19. LIABILITY. Neither the Company (or members of the Board or Committee) nor the Employer shall not be liable to the Participant or other persons as to: (i) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (ii) any unexpected or adverse tax consequence realized by the Participant or other person due to the award, receipt, or settlement of RSUs or Shares under this Agreement. 20. MISCELLANEOUS. 20.1 This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. 20.2 The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the 5 restrictions on transfer set forth herein, this Agreement shall be binding upon the Participant and Participant’s legal representatives and authorized assignees. 20.3 To the extent not preempted by federal law, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware. 20.4 If the Participant has received this Agreement, including Appendices, or any other document related to the Plan translated into a language other than English, and the meaning of the translated version is different than the English version, the English version will control. 6

EQUITY INCENTIVE PLAN RESTRICTED STOCK UNIT AGREEMENT FormFactor, Inc., a Delaware corporation (the “Company”), hereby awards Restricted Stock Units (“RSUs”) to the Participant named below as of the Date of Award set forth below pursuant to the Company’s 2012 Equity Incentive Plan, as amended (the “Plan”). The terms and conditions of the Award are set forth in this Restricted Stock Unit Agreement (this “Agreement”), in the Terms and Conditions set forth in Exhibit A, and in the Plan. Capitalized terms not defined in this Agreement have the meaning ascribed to them in the Plan. Name of Participant: %%FIRST_NAME_MIDDLE_NAME_LAST_NAME%-% Participant’s ID #: %%EMPLOYEE_IDENTIFIER%-% Participant’s Address: %%ADDRESS_LINE_1%-% %%ADDRESS_LINE_2%-% %%ADDRESS_LINE_3%-% %%CITY_STATE_ZIPCODE%-% %%COUNTRY%-% Award Number: %%OPTION_NUMBER%-% Date of Award: %%OPTION_DATE,’Month DD, YYYY’%-% Number of RSUs Awarded: %%TOTAL_SHARES_GRANTED,’999,999,999’%-% Vest / Release Schedule: Provided the Participant renders continuous service to the Company, one-third (1/3) of the RSUs will vest on the first anniversary of the Date of Award and thereafter, one-twelfth (1/12) of the RSUs will vest in eight (8) equal quarterly installments, such that 100% of the total number of RSUs awarded will be vested on the third anniversary of the Date of Award. Vested RSUs will be released to the Participant on the vest date or the first market trading day thereafter. The Company has signed this Agreement effective as of the Date of Award. FORMFACTOR, INC. Michael Slessor President and Chief Executive Officer 1

Exhibit A EQUITY INCENTIVE PLAN RESTRICTED STOCK UNIT AGREEMENT TERMS AND CONDITIONS This Award is subject to the following Terms and Conditions and the terms and conditions of the Plan, which are incorporated herein by reference. The Participant and the Company agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. This Agreement, Exhibit A, and the Plan constitute the entire agreement and understanding of the Company and the Participant with respect to this Award and supersede all prior understandings and agreements with respect to such subject matter. If there is any discrepancy, conflict or omission between this Agreement or Exhibit A and the provisions of the Plan as interpreted by the Committee, the provisions of the Plan shall apply. Capitalized terms not defined in this Agreement have the meaning ascribed to them in the Plan. 1. EFFECT OF TERMINATION OF EMPLOYMENT. If the Participant’s employment is terminated by the Participant or by the Company (or one of its subsidiaries or affiliates) before an applicable vesting date for any reason, all of the Restricted Stock Units (“RSUs”) which have not yet vested shall be forfeited as of the last day of active service (which will not be extended for any notice of termination period) without consideration. 2. SETTLEMENT. In accordance with the Plan, to the extent an RSU becomes vested, and subject to the Participant’s satisfaction of any tax withholding obligations as discussed below, each vested RSU will be settled in Shares on the applicable vesting date(s) (or the first market trading day thereafter) in exchange for such RSU. Issuance of Shares shall be in complete satisfaction of such vested RSUs. Such settled RSUs shall be immediately cancelled and no longer outstanding and Participant shall have no further rights or entitlements related to those settled RSUs. 3. RESTRICTIONS ON ISSUANCE. The Company will not issue any Shares if the issuance of such Shares at that time would violate any law or regulation. 4. TAX WITHHOLDING OBLIGATIONS. (a) Regardless of any action the Company or Participant’s employer (the “Employer”) takes with respect to any or all income tax (including federal, state, foreign and local taxes), social security contributions, payroll tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax Related Items”), Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Participant further acknowledges that the ultimate liability for all Tax Related Items legally due by Participant is and remains Participant’s responsibility and that neither the Company nor the Employer (i) makes any representations or undertakings regarding the treatment of any Tax Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant, vesting or settlement of the RSUs, the conversion of the RSUs into Shares, the subsequent sale of any Shares acquired at vesting and the receipt of any dividends (if any); and (ii) they do not commit to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate Participant’s liability for Tax Related Items or achieve any particular tax result. Further, if Participant has become subject to tax and/or social security contributions in more than one jurisdiction between the date of grant and the date of any relevant taxable event, Participant acknowledges that the Company or the Employer (or former employer, as applicable) may be required to withhold or account for Tax Related Items in more than one jurisdiction. 2

(b) Prior to any relevant taxable or tax withholding event, as applicable, Participant will pay or make adequate arrangements satisfactory to the Company to satisfy all Tax Related Items. In this regard, Participant authorizes the Company or the Employer, or its respective agents, at its discretion, to satisfy the obligations with regard to all Tax Related Items by one or a combination of the following: (1) withholding from Participant’s wages or other cash compensation paid to Participant by the Employer; (2) withholding from proceeds of the sale of Shares acquired at vesting/settlement of the RSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization); or (3) withholding in Shares to be issued upon vesting/settlement of the RSUs. (c) To avoid negative accounting treatment, the Company may withhold or account for Tax Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax Related Items is satisfied by withholding in Shares of, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax Related Items due as a result of any aspect of Participant’s participation in the Plan. (d) Finally, Participant shall pay to the Company any amount of Tax Related Items that the Company may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. Participant acknowledges and agrees that should the amount of withholding for Tax Related Items be in excess of the actual tax due, the Company will refund the excess amount to him or her as soon as administratively practicable and without any interest. The Company may refuse to deliver Shares to the Participant if Participant fails to comply with Participant’s obligations in connection with the Tax Related Items. 5. TAX ADVICE. The Participant represents warrants and acknowledges that the Company has made no warranties or representations to the Participant with respect to the income tax consequences of the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences. THE PARTICIPANT UNDERSTANDS THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT HIS OR HER OWN TAX ADVISOR REGARDING ANY RESTRICTED STOCK UNITS. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES. 6. NON-TRANSFERABILITY. The RSUs may not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily or involuntarily or by operation of law other than under the terms and conditions of the Plan. The terms of the RSUs shall be binding upon the legal representatives and authorized executors and assignees of Participant. 7. RESTRICTION OF TRANSFER. Regardless of whether the transfer or issuance of the Shares to be issued pursuant to the vesting of RSUs has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose additional restrictions upon the sale, pledge, or other transfer of the Shares (including the placement of appropriate legends on stock certificates and the issuance of stop-transfer instructions to the Company’s transfer agent) if, in the judgment of the Company and the Company’s counsel, such restrictions are necessary in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law. 8. RIGHTS AS SHAREHOLDER. The Participant holding RSUs shall have no rights other than those of a general creditor of the Company. Subject to the terms of this Agreement, the Participant holding outstanding RSUs has none of the rights and privileges of a shareholder of the Company, including no right to vote or to receive dividends (if any). Subject to the terms and conditions of this Agreement, 3

RSUs create no fiduciary duty of the Company to the Participant and only represent an unfunded and unsecured contractual obligation of the Company. The RSUs shall not be treated as property or as a trust fund of any kind. 9. LABOR ACKNOWLEDGEMENT. In accepting the award of the RSUs, Participant acknowledges, understands and agrees that (a) the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time; (b) the award of RSUs is voluntary and occasional and does not create any contractual or other right to receive future awards of RSUs, or benefits in lieu of RSUs even if RSUs have been awarded repeatedly in the past; (c) all decisions with respect to future awards, if any, will be at the sole discretion of the Company; (d) Participant’s participation in the Plan is voluntary; (e) the award of RSUs and the Shares subject to the RSUs are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Employer, and the RSUs are outside the scope of Participant’s employment contract, if any; (f) the RSUs and the Shares subject to the RSUs are not intended to replace any pension rights or compensation; (g) the RSUs are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculation of any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension, retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Employer; (h) neither the award of the RSUs nor any provision of this Agreement, the Plan or the policies adopted pursuant to the Plan confer upon Participant any right with respect to employment or continuation of current employment, and the RSUs and Participant’s participation in the Plan shall not be interpreted to form an employment contract or relationship with the Employer or the Company; (i) the future value of the underlying Shares is unknown and cannot be predicted with certainty, (j) no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from termination of Participant’s employment by the Employer (for any reason whatsoever), and in consideration of the grant of the RSUs to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company or the Employer, waive his or her ability, if any, to bring any such claim, and release the Company and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claims; and (k) the RSUs and the benefits under the Plan, if any, will not automatically transfer to another company in the case of a merger or take-over. For clarity, the value of the RSUs awarded pursuant to this Agreement shall not be included as compensation, earnings, salaries, or other similar terms used when calculating the Participant’s benefits under any employee benefit plan sponsored by the Company except as such plan otherwise expressly provides. 10. ADMINISTRATION. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participant, the Company, and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Agreement. 11. EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s employee benefit plans. 12. NO EMPLOYMENT RIGHTS. For clarity, the award of the RSUs pursuant to this Agreement does not give the Participant any right or expectation to remain employed by the Company or any Subsidiary 4 notwithstanding whether the termination of Participant’s employment would result in an award not fully vesting or vesting at all. The Participant agrees that the Participants rights hereunder shall be subject to set-off by the Company for any valid debts the Participant owes the Company. 13. NO ADVICE FROM COMPANY. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan. 14. NOTICES. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary. Any notice to be given to the Participant shall be addressed to the Participant at the address listed in the employer’s records. By a notice given pursuant to this Section, either party may designate a different address for notices. Any notice shall have been deemed given when actually delivered. 15. SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid. 16. CONSTRUCTION. The RSUs are being issued pursuant to the Plan and are subject to the terms of the Plan. A copy of the Plan has been made available to the Participant, and additional copies of the Plan are available upon request during normal business hours at the principal executive offices of the Company. To the extent that any provision of this Agreement violates or is inconsistent with an express provision of the Plan, the Plan provision shall govern and any inconsistent provision in this Agreement shall be of no force or effect. 17. IMPOSITION OF OTHER REQUIREMENTS. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the RSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. 18. ADJUSTMENTS. In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of outstanding RSUs covered under this Agreement may be adjusted pursuant to the Plan. 19. LIABILITY. Neither the Company (or members of the Board or Committee) nor the Employer shall not be liable to the Participant or other persons as to: (i) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (ii) any unexpected or adverse tax consequence realized by the Participant or other person due to the award, receipt, or settlement of RSUs or Shares under this Agreement. 20. MISCELLANEOUS. 20.1 This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. 20.2 The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the 5 restrictions on transfer set forth herein, this Agreement shall be binding upon the Participant and Participant’s legal representatives and authorized assignees. 20.3 To the extent not preempted by federal law, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware. 20.4 If the Participant has received this Agreement, including Appendices, or any other document related to the Plan translated into a language other than English, and the meaning of the translated version is different than the English version, the English version will control. 6